Prospectus Supplement	October 2, 2006

SUPPLEMENT TO THE PROSPECTUSES OF ALL PUTNAM FUNDS OTHER
THAN MONEY MARKET FUNDS

Changes to short-term trading fees

A 1.0% redemption fee (also referred to as a “short-term trading fee”) will apply to any shares of the following Putnam funds that are purchased on or after October 2, 2006 and redeemed (either by selling or exchanging into another fund) within 90 days of purchase:

Putnam Capital Opportunities Fund	Putnam Europe Equity Fund

Putnam Global Equity Fund	Putnam Global Income Trust

Putnam Global Natural Resources Fund	Putnam High Yield Advantage Fund

Putnam High Yield Trust	Putnam International Capital Opportunities Fund

Putnam International Equity Fund	Putnam International Growth and Income Fund

Putnam International New Opportunities Fund	Putnam Small Cap Growth Fund

Putnam Small Cap Value Fund

---------------

For all other Putnam funds except money market funds, a 1.0% short-term trading fee will apply to any shares that are purchased on or after October 2, 2006 and redeemed (either by selling or exchanging into another fund) within seven days of purchase.

---------------

Effective October 2, 2006, all references to short-term trading fees in the funds’ prospectuses are revised to reflect the fees described above, which replace the 2.0% and, if applicable, 1.0% short-term trading fees described in the prospectus. The short-term trading fee is subject to exceptions described in the prospectus.

Change to currency valuation time

Effective October 2, 2006, the Putnam funds will translate prices for its investments quoted in foreign currencies into U.S. dollars at exchange rates that are generally determined as of 3:00 p.m. Eastern time each day the New York Stock Exchange is open, rather than 11:00 a.m. Eastern time.

Change to class C purchase limit

For all funds that offer class C shares other than tax exempt funds, the fifth bulletpoint under the heading “What class of shares is best for me?” is revised to reflect that the $1,000,000 purchase limit on class C shares does not apply to class C shares sold to qualified employee benefit plans.

237616 9/06